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                                                                   EXHIBIT 10.10

                          WARRANT PURCHASE AGREEMENT
                          --------------------------

     WARRANT PURCHASE AGREEMENT, dated as of April 6, 1998, between LINKON CORPORATION, a Nevada corporation, having its principal offices at 140 Sherman Avenue, Fairfield, CT 06430 (the "Company"), and ROBERTS & GREEN, INC., a New York corporation, having its principal offices at One Hollow Lane, Suite 208, Lake Success, NY 11040 (the "Investor").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company and the Investor are entering into that certain Investment Banking and Financial Advisory Services Agreement, dated as of the date hereof (the "Investment Banking Agreement"); and

     WHEREAS, pursuant to the Investment Banking Agreement the Company is obligated to issue to the Investor Warrants (the "Warrants") to purchase 1,000,000 shares (the "Warrant Shares") of the common stock, $.001 par value per share of the Company (the "Common Stock");

     NOW, THEREFORE, in consideration of the premises and of the mutual promises set forth herein, the Investor and the Company, intending to be legally bound, hereby agree as follows:

     1.  Issuance of Warrants.  Subject to the terms and conditions set forth
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herein and in the Investment Banking Agreement, the Investor hereby purchases from the Company, and the Company hereby sells to the Investor, the Warrants for the consideration set forth in the Investment Banking Agreement.

     2.  Delivery.  Simultaneously with the execution of this Agreement, the
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Company shall deliver to the Investor a certificate representing the Warrants in the form of Exhibit A hereto.
            ---------

     3.  Representations and Warranties of Company.  The Company represents and
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warrants that:

     3.1  No Violation; Compliance.  (a) The Company is not in violation of its
          ------------------------
Articles of Incorporation or Bylaws. The Company is not in default or breach with respect to any agreement or instrument to which it is a party or by which it or any of its properties is subject or, to the best of the Company's knowledge, any statute or any order, rule, regulation, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties except as may be properly described in Schedule 3.7 to the Subscription and Stock Purchase Agreement, dated as of the date hereof, between the parties hereto (the "Subscription Agreement") or in the SEC Reports (as defined in the Subscription Agreement) or such as in the aggregate do not now have and could not in the future have a material adverse effect upon the financial position, results of operations,
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properties, business or prospects of the Company; nor is the Company required to take any action in order to avoid any such breach or default.

     (b) The Company has properly filed all reports and other documents required to be filed with any federal, state, local and foreign government or subdivision or agency thereof with respect to which the failure to file could have a material adverse effect on the Company. The Company has not received any notice not heretofore complied with in all material respects from any federal, state or local authority or any insurance or inspection body that any of its assets or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building or zoning law or requirement of any public authority or body.

     3.2  Authorization.  The Company has all requisite power and authority to
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(i) execute, deliver, and perform its obligations under each of this Agreement, the Investment Banking Agreement and the Indemnification Agreement, dated as of the date hereof, between the parties hereto (collectively, the "Documents") and
(ii) to issue, sell and deliver the Warrants to the Investor, and upon due exercise of the Warrants in accordance with the terms thereof, to issue, sell and deliver the Warrant Shares to the Investor. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of the Documents. Concurrently with the execution hereof and as a condition to the consummation of the transactions contemplated hereby the Company has executed and delivered each of the Documents. Each Document has been duly authorized by the Company and constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms.

     3.3  No Consent. (a) No consent, authorization, approval, order, license,
          ----------
certificate or permit of or from, or declaration or filing with, any federal, date, local or other governmental authority or any court or any other tribunal is required by the Company in connection with the execution delivery or performance by the Company of the Documents or the issuance, sale and delivery of the Warrants, and upon the due exercise of the Warrants in accordance with the terms thereof, the Warrant Shares (except, with respect to the issuance of the Warrants and the Warrant Shares, such filing and consents as may be required and have been or at the Closing or within the appropriate time thereafter will have been made or obtained under federal and state securities laws).

     (b) Except as described in Schedule 3.19 to the Subscription Agreement, no consent of any party to any contract, agreement, instrument, lease, license, arrangement or understanding to which the Company is a party or to which any of its properties or assets are subject is required for the execution, delivery, or performance by the Company of any of the Documents or the issuance or delivery of the Warrants and upon the due exercise of the Warrants in accordance with the terms thereof, the Warrant Shares.

     3.4  No Conflict.  The execution, delivery and performance of this
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Agreement and the other Documents and the consummation of the transactions herein and

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therein contemplated, including the issuance of the Warrants, and upon the due exercise of the Warrants in accordance with the terms thereof, the Warrant Shares, will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound or to which any of the property of the Company is subject, the Articles of Incorporation or Bylaws of the Company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company.

     4.  Representations and Warranties of the Investor.  The Investor
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represents and warrants that:

     4.1  Authorization.  The Investor has all requisite power and authority to
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(i) execute, deliver, and perform its obligations under each of the Documents.
All necessary corporate proceedings of the Investor have been duly taken to authorize the execution, delivery, and performance of the Documents. Concurrently with the execution hereof and as a condition to the consummation of the transactions contemplated hereby the Investor has executed and delivered each of the Documents. Each Document has been duly authorized by the Investor and constitutes the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

     4.2  Investment Representations.
          --------------------------

     4.2.1  The Investor is an "Accredited Investor" as that term is defined in
Section 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     4.2.2 The Company has made available to the Investor all information which it deemed material to making an informed investment decision in connection with its acquisition of the Warrants and the Warrant Shares or the Investor is in a position regarding the Company which has enabled the Investor to obtain information from the Company necessary to evaluate the merits and risks of an investment in the Warrants and the Warrant Shares.

     4.2.3 The Investor has such knowledge and experience in finance, securities, investments and other business matters so as to be able to protect its interests in connection with the transactions contemplated by the Agreement, and the Investor's investment in the Company thereunder is not material when compared to the Investor's total financial capacity.

     4.2.4 The Investor understands the various risks of an investment in the Company as proposed under the Documents and can afford to bear such risks, including, but not limited to, the risks of losing the entire investment.

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     4.2.5  The Investor has been advised by the Company that the Warrants and the Warrant Shares have not been registered under the Securities Act, that the Securities will be issued on the basis of the statutory exemption provided by
Section 4(2) of the Securities Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws. In particular, the Investor agrees that no sale, assignment, or transfer of any of the Warrants or the Warrant Shares shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Warrants or the Warrant Shares is registered under the Securities Act, it being understood that the Warrants and the Warrant Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Warrants or the Warrant Shares except as contemplated in the Registration Rights Agreement, dated as of the date hereof, between the Investor and the Company or (ii) such Warrants or Warrant Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, or
(iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. The Investor acknowledges that the Warrants and the Warrant Shares shall be subject to stop transfer orders and the certificates evidencing the Warrants and the Warrant Shares shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and neither such securities nor any interest therein may be offered, sold, pledged, assigned, or otherwise transferred unless (1) a registration statement with respect thereto is effective under the Securities Act and any applicable state securities laws or (2) the Company receives an opinion of counsel to the holder of such securities, which counsel and opinion are reasonably satisfactory to the Company, that such securities may be offered, sold, pledged, assigned, or transferred in the manner contemplated without an effective registration statement under the Securities Act or applicable state securities laws."


          4.2.6 The Investor is acquiring the Warrants and the Warrant Shares for the Investor's own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, and has no present intention of distributing or selling to others any of such interest or granting any participation therein.

          4.2.7 The Investor is acquiring the Shares for its own account for investment and not with a view to the distribution or resale thereof.

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          5.  Reservation of Warrant Shares.  The Company covenants that it will
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at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercises of the Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of the Warrants.

          6.  Additional Action.  Each party shall, upon the request of the
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other, from time to time, execute and deliver promptly to such other party all instruments and documents and will do any and all such acts and things as may be reasonably required to carry out the obligations of such party hereunder and to consummate the transactions contemplated hereby.

          7.  Successors and Assigns.  This Agreement shall inure to the benefit
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of and be binding upon the parties hereto and their respective successors and assigns.

          8.  Governing Law.  This Agreement shall in all respects be governed
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by the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

          9.  Entire Agreement.  This Agreement and the Documents constitute the
              ----------------
entire arrangement between the parties with respect to the subject matter hereof and cannot be changed, modified, discharged or terminated except by a writing signed by the party against whom enforcement of any change, modification, discharge or termination is sought.

          10.  Waiver.  No waiver shall be deemed to be made by any party of any
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of its rights hereunder unless the same shall be in writing, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the waiving party or the obligations of the other party in any other respect at any other time.

          11.  Notices.  Any notice, demand or other communication to be given
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hereunder by either party to the other shall be in writing and shall be mailed by certified or registered mail, return receipt requested, or personally delivered to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in accordance with the provisions of this Section
10).

          12.  Captions.  The captions used in this Agreement are for
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convenience only and shall not be deemed as, or construed as, a part of this
Agreement.

          12.  Counterparts.  This Agreement may be executed in two or more
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counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

                                    * * * *

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  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                         COMPANY:


                         LINKON CORPORATION



                         By:  __________________________________
                              Name:
                              Title:


                         INVESTOR:


                         ROBERTS & GREEN, INC.



                         By:  __________________________________
                              Name:
                              Title:

                                       6
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                                   EXHIBIT A

                          FORM OF WARRANT CERTIFICATE